SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2004

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               93-1221399
------                                                               ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3760 Pecos McLeod Drive, Las Vegas, Nevada, 89121                         89121
---------------------------------------------------                       -----
(Address of principal executive offices)                             (Zip Code)


                                  (702)317-1610
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 8.01 OTHER EVENTS.

LitFunding Corp., a Nevada corporation (the "Registrant") announces a correction to its press release dated October 6, 2004, in regard to its Letter of Intent with Green Realty for a multi-stage $2.5 million round of funding. The correct name of the lending entity is "LITinvestments111." As proposed, LITinvestments111 will make a loan to a limited liability company formed by LitFunding USA, the new wholly owned operating subsidiary of the Registrant. Under the terms of the agreement, after fees and the return of capital loaned by LITinvestments111, both the wholly-owned limited liability company and LITinvestments111 will participate in fees generated from the investments made.

A copy of the correcting press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the Registrant's Safe Harbor Compliance Statement for Forward-looking Statements included in the Registrant's recent filings, including Form 10-KSB and 10-QSB, with the Securities and Exchange Commission.

ITEM 9.01 EXHIBITS.

The following exhibits are filed with this report on Form 8-K.

EXHIBIT NUMBER         EXHIBIT

99.1                   Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       LitFunding Corp.
                                       a Nevada corporation


October 20, 2004                 By:   /s/ Morton Reed
                                       -----------------------------------
                                       Morton Reed, Chief Executive Officer